NUVEEN TRADEWINDS GLOBAL ALL-CAP PLUS FUND

SUPPLEMENT DATED MAY 24, 2012

TO THE PROSPECTUS DATED NOVEMBER 30, 2011

The liquidation of Nuveen Tradewinds Global All-Cap Plus Fund is complete. Any references to Nuveen Tradewinds Global All-Cap Plus Fund in this prospectus are deleted.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-GPLUSP-0512P